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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the inclusion in this Annual Report on Form 10-K of AmericanWest Bancorporation for the year ended December 31, 2002 and to the incorporation by reference of the previously filed registration statement numbers, 333-101040, 333-95989, 333-72834, 333-65628, 333-65630, and 333-58511, on Forms S-8 of our
report dated January 24, 2003.

                                                     /s/ Moss Adams LLP

Everett, Washington
March 25, 2003